Prepaid Expenses and Other Current Assets and Other Accrued Liabilities (Schedule of Prepaid Expenses and Other Current Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Deferred Costs, Capitalized, Prepaid, and Other Assets and Other Liabilities Disclosure [Abstract]
Spare parts	$ 13,643	$ 18,975
Licenses	5,881	4,568
Electronic devices inventory	5,259	3,529
Income taxes receivable	1,446	1,302
DVD cases and labels	1,330	2,596
Income taxes receivable	113	37,466
Other	12,165	16,273
Total prepaid and other current assets	$ 39,837	$ 84,709